Virtus Growth & Income Fund,

a series of Virtus Equity Trust

Supplement dated May 30, 2014 to the Summary and

Statutory Prospectuses dated July 31, 2013, as supplemented

Important Notice to Investors

Legg Mason Global Asset Management recently announced an agreement to acquire 100% of the equity interest in QS Investors, LLC (“QS”), subadviser to the Virtus Growth & Income Fund (the “Fund”). This transaction would be deemed a “change of control” under the Investment Company Act resulting in the automatic termination of the current subadvisory agreement with QS. At a special meeting on May 20, 2014, the Fund’s Board of Trustees re-approved the current Subadvisory Agreement, to be effective immediately after the closing of the transaction with Legg Mason, which is currently scheduled for May 30, 2014.

Following the transaction, it is expected that QS will operate as an independent wholly-owned subsidiary of Legg Mason; no changes are planned for the QS investment personnel or the current QS investment process.

Because the Fund is covered by the Virtus Funds’ Manager of Managers Exemptive Order, no shareholder vote is necessary, although an information statement containing information on QS will be provided to the current shareholders of the Fund within 90 days after the closing.

Accordingly, the paragraph describing QS under “The Subadvisers” in the Fund’s current statutory prospectus is hereby amended to add a statement to the effect that QS is a wholly-owned subsidiary of Legg Mason Global Asset Management.

All other disclosure concerning the Fund, including fees and expenses, remains unchanged from its prospectuses dated July 31, 2013.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019 G&I QS Changes (5/2014)